.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Commodity Strategy Fund
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus.
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.86	0.86	0.86	0.86	0.86	0.86
Distribution/service (12b-1) fees	0.24	0.18	1.00	None	None	None
Other expenses	0.33	0.32	0.31	0.21	0.27	0.33
Total annual fund operating expenses	1.43	1.36	2.17	1.07	1.13	1.19
Fee waiver/expense reimbursement	0.10	0.03	0.09	0.18	0.24	0.06
Total annual fund operating expenses after fee waiver/expense reimbursement	1.33	1.33	2.08	0.89	0.89	1.13
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.33%, 1.33%, 2.08% and 1.13% for Class A, Class T, Class C and Class S, respectively. In addition, the Advisor has contractually agreed through September 30, 2020 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.89% and 0.89% for Class R6 and Institutional Class, respectively. These agreements may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$703	$382	$311	$91	$91	$115
3	992	667	670	322	335	372
5	1,303	973	1,156	573	599	649
10	2,181	1,842	2,496	1,289	1,353	1,438
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$703	$382	$211	$91	$91	$115
3	992	667	670	322	335	372
5	1,303	973	1,156	573	599	649
10	2,181	1,842	2,496	1,289	1,353	1,438

Please Retain This Supplement for Future Reference
July 26, 2019
PROSTKR-78